Investor Presentation June 2023 1 Exhibit 99.1

The financial information presented in this presentation includes non-GAAP financial measures such as EBITDA, Segment EBITDA, Adjusted EBITDA, and Adjusted earnings per share to provide measures that we believe are useful to investors in evaluating the Company’s performance. These non-GAAP financial measures are supplemental measures of the Company’s performance that are neither required by, nor presented in accordance with GAAP. These financial measures should not be considered in isolation or as substitutes for GAAP financial measures such as net income or any other performance measures derived in accordance with GAAP. In addition, in the future, the Company may incur expenses or charges such as those added back to calculate these non-GAAP measures. The Company’s presentation of these non-GAAP measures should not be construed as an inference that the Company’s future results will be unaffected by similar amounts or other unusual or nonrecurring items. Same store sales refers to year-over-year sales comparisons for the same store sales base of both corporate-owned and franchisee-owned stores, which is calculated for a given period by including only sales from stores that had sales in the comparable months of both years. We define the same store sales base to include those stores that have been open and for which monthly membership dues have been billed for longer than 12 months. We measure same store sales based solely upon monthly dues billed to members of our corporate-owned and franchisee-owned stores. The non-GAAP financial measures used in our long-term growth targets will differ from their most directly comparable GAAP measures in ways similar to those in reconciliations the Company has previously provided in its disclosure with the Securities and Exchange Commission (SEC). We do not provide a reconciliation of growth targets for Adjusted EBITDA or Adjusted earnings per share to the most directly comparable GAAP measure because we are not able to predict with reasonable certainty the amount or nature of all items that will be included for the applicable period. Accordingly, a reconciliation of the Company’s growth targets for these non-GAAP measures to the most directly comparable GAAP measure cannot be made available without unreasonable effort. These items are uncertain, depend on many factors and could have a material impact on our Adjusted EBITDA and Adjusted earnings per share for the applicable period This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include the Company’s statements with respect to expected future performance presented under the heading “3-Year Financial Targets” attributed to the Company’s Chief Financial Officer as well as other statements by other members of the Company’s management team in this presentation, including with respect to the Company’s growth opportunities, ability to create long-term value for our shareholders, long-term store and member growth, and other statements, estimates and projections that do not relate solely to historical facts. Forward-looking statements can be identified by words such as "believe," “expect,” “goal,” plan,” “will,” “prospects,” “future,” “strategy,” “projected” and similar references to future periods, although not all forward-looking statements include these identifying words. Forward-looking statements are not assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results to differ materially include risks and uncertainties associated with the duration and impact of COVID-19, which has resulted and may in the future result in store closures and a decrease in our net membership base and may give rise to or heighten one or more of the other risks and uncertainties described herein, competition in the fitness industry, the Company’s and franchisees’ ability to attract and retain members, the Company's and franchisees' ability to identify and secure suitable sites for new franchise stores, changes in consumer demand, changes in equipment costs, the Company’s ability to expand into new markets domestically and internationally, operating costs for the Company and franchisees generally, availability and cost of capital for franchisees, acquisition activity, developments and changes in laws and regulations, our substantial increased indebtedness as a result of our refinancing and securitization transactions and our ability to incur additional indebtedness or refinance that indebtedness in the future, our future financial performance and our ability to pay principal and interest on our indebtedness, our corporate structure and tax receivable agreements, failures, interruptions or security breaches of the Company's information systems or technology, our ability to successfully integrate and realize the anticipated benefits from the Sunshine Acquisition, general economic conditions and the other factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022, and the Company’s other filings with the SEC. In light of the significant risks and uncertainties inherent in forward-looking statements, investors should not place undue reliance on forward-looking statements, which reflect the Company’s views only as of the date of this presentation. Except as required by law, neither the Company nor any of its affiliates or representatives undertake any obligation to provide additional information or to correct or update any information set forth in this release, whether as a result of new information, future developments or otherwise. Presentation of Financial Measures & Forward-Looking Statements 2

Planet Fitness at a Glance Enhancing people’s lives by providing a high-quality fitness experience in a welcoming, non- intimidating environment, which we call the Judgement Free Zone® More than 2,4001 Stores Worldwide Corporate HQ Hampton, NH NYSE: PLNT 2015 IPO $6.6 Billion1 Market Cap $272M $379M $228M $879M 2022 Revenue By Segment2 Franchise Corporate-owned Stores Equipment $217M $142M $59M $367M 2022 Total Segment EBITDA3 Franchise Corporate-owned Stores Equipment 1. As of 12/31/2022 2. Excludes NAF revenue 3. Offset by Corporate and other 3 63 13 14 6 United States Canada Australia Mexico Panama 2,410 Stores In 5 Countries1 2,314

Q1 2023 Results 4 2,446 stores 18.1M+ members 9.9% Systemwide Same Store Sales 19% revenue growth 45% AEBITDA growth 40.6% AEBITDA margin 64% Adj. EPS growth

Why Invest in Planet Fitness? Industry Leader Largest fitness franchise by number of members and locations Growing & Successful Business Model Supporting increased consumer prioritization of health wellness, especially among Gen-Z Historical Financial Performance Strong track record of consistent positive system-wide same store sales growth Disciplined Capital Allocation Prioritizing high-return investments while also remaining asset-light Experienced Management Team Significant experience in building successful franchise model businesses 5

30 years of consistent, reliable growth 2022 17 million members2021 15 million members2019 2,000th store opens2017 10.5 million members2015 1,000th store opens IPO 2013 5 million members2012 TSG Consumer Partners buys PF 500th store opens 2011 First ever National advertising campaign “Lift Things Up” 2009 2 million members 2008 1 million members2006 100th store 2005 PF Black Card® introduced2003 First franchise store opens & unit expansion accelerates 1999 Pizza 1998 Judgement Free Zone® unveiled 1996 Tootsie Rolls 1992 Planet Fitness opens in New Hampshire 6

DIFFERENTIATED MODEL Disruptive Brand 80% unserved Judgement Free Great Value Streamlined Operating Model Re-equip schedules Unique royalty stream Disciplined Franchise Model 7

12.8M NEW MEMBERS Total U.S. gym membership growth 2011-2019 11.1M NEW MEMBERS FROM PLNT 2011-2019 Grew industry by going after 80% of U.S. population that doesn’t belong to a gym 87% & 13%OF INDUSTRY MEMBER GROWTH DROVE OF INDUSTRY UNIT GROWTH 8Source: IHRSA

Broad demographic appeal Source: 2019 Civis analytics survey data SLIGHT SKEW TO FEMALE >50% of members are female COMPELLING VALUE 26% of members have incomes under $50K 21% of members have incomes over $100K ALL AGES 13+ CAN JOIN 48% of members are under 35 15% of members are over 55 9

Significant size and scale advantage 10 Store & Membership Marketing • 60% greater by store count than next 17 High Value Low Price competitors combined1 • Nearly 8x the membership of next largest competitor1 • More than $1B spent on marketing systemwide since 2015 IPO • Spent over $240M in systemwide marketing in 2022; more than 10x the combined spend of next 15 largest gym concept peers2 • #1 in aided/unaided brand awareness3 1. As of 12/31/2022 2. Next 15 largest gym concept peers as tracked by Kantar and Pathmatic 3. PF Brand Health, Magid Research, Winter 2023

Confidence in long-term membership growth driven by historic ability to gain greater share of each successive generational group and consumer prioritization of overall health and wellness GEN X MILLENNIAL GEN Z (15+) BOOMER+ GEN X MILLENNIAL GEN Z (15+) BOOMER+ GENERATIONAL MIX* 2019 14.4M MEMBERS 2023 Q1 18.1M+ MEMBERS 3.4% Penetration 6.0% Penetration 8.0% Penetration 5.1% Penetration 19% 28% 41% 12% 3.5% Penetration 6.0% Penetration 9.2% Penetration 9.2% Penetration 14% 23% 38% 25% *Through Q1 2023 11

REFER A FRIEND EASY DIGITAL UPGRADES DIGITAL JOINS AND INCREASED CONVERSION PERKS AND REWARDS WORKOUTS AND GUIDANCE REDUCING MEMBERSHIP FRICTION PROSPECTING VIA APP BIG PARTNERSHIPS FITNESS TRACKING HIGHER DUES LONGER TENURE MEMBERSHIP GROWTH BETTER BLACK CARD VALUE Digital flywheel unlocks even more value for members and supports retention 12

Our Business

-5% 10% 25% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Long track record of strong SSS growth primarily driven by member growth 53 straight quarters of positive SSS AVERAGE: 12% 18% NANA Annual SSS 23%22% 13% 3% 8% 8% 11% 7% 8% 10% 10% 8% NA NA 11% 14 AVERAGE: 11% 6 straight quarters of positive SSS

Our Three Segments Franchise Growing locations and members by leveraging well-capitalized entrepreneurs with local market expertise Corporate-Owned Corporate-owned locations that represent a growing business with stable profitability Equipment High-quality, Planet Fitness-branded equipment sold at a fixed cadence with attractive pricing to our franchisees 15

Franchise • Franchise model designed to be streamlined and easy- to-operate, with efficient staffing and minimal inventory • Supported by an active, engaged franchise operations and training system • Dedicated marketing team that provides guidance, tracking, measurement, and advice on best practices • Recurring revenue consists of: • Royalties • Monthly dues • Annual fees $223 $162 $238 $272 2019 2020 2021 2022 Revenue ($M)2 $192 $115 $194 $217 2019 2020 2021 2022 EBITDA ($M) 16 2,176 Franchised Locations1 5 Countries 90%+ Recurring Revenue in ‘22 1. As of 12/31/2022 2. Excludes NAF revenue

Corporate-Owned Stores • Diversified corporate store geographic footprint in Northeast and Southeast markets with runway for future store development. • Target ownership of 10% of system to retain asset-light business model, an important part of shareholder value proposition. $160 $117 $167 $379 2019 2020 2021 2022 Revenue ($M) $66 $24 $49 $142 2019 2020 2021 2022 EBITDA ($M) 17 234 Corporate Owned Stores1 95%+ Recurring Revenue in ‘22 1. As of 12/31/2022

Equipment • Franchisees obligated to: • Purchase new store equipment from PLNT1 • Replace cardio equipment every 5 years and strength equipment every 7 years • Provides high visibility into revenue generation • Leverage our scale for competitive pricing and to secure extended warranties from suppliers • Offer equipment at more attractive pricing than franchisees could otherwise secure $251 $83 $129 $228 2019 2020 2021 2022 Revenue ($M) $60 $13 $28 $59 2019 2020 2021 2022 EBITDA ($M) 18 New Store Equipment Purchases Predictable Replacement Revenue 1. The limited number of International franchisees purchase directly from our vendors for which we earn a commission.

Financial Overview 19

Strong flow-through on incremental revenue growth compared to QSR COMPARISON OF MATURE UNIT ECONOMICS ILLUSTRATIVE FLOW-THROUGH OF INCREMENTAL REVENUE 46% 27% 14% 56% 40% 17% 4-wall EBITDA Variable Costs Fixed Costs Illustrative QSR Concept ~2.5x $0 $200 $400 $600 $800 $1,000 10% 20% 30% 40% 50% 4 -W A LL E B IT D A C H A N G E AUV GROWTH QSR needs to drive 2xs AUV growth to achieve same 4-Wall EBITDA improvement Illustrative QSR Concept Source: Company filings, pre-pandemic returns Note: Illustrative QSR concept reflects 2/3 variable and 1/3 fixed costs. 20

Prioritizing high-return investments and committed to asset-light model 21 Capital Investments Share Repurchases • New stores • Remodels • Re-equip existing stores • Technology • Annual repurchase minimum of ~1M shares • Option to increase where appropriate

2023 Outlook • New equipment placements of approximately 160 franchise-owned locations • System wide same store sales in the high single-digit percentage range 1. Based on adjusted diluted shares outstanding of approximately 89.5 million, inclusive of one million shares repurchased 2. Driven by additional stores in our corporate-owned portfolio 3. Driven by the increase in capital expenditures and a full-year of Sunshine in our results over 2022 4. Over 2022 results for metrics included in the outlook with expected growth targets REVENUE ADJ. EBITDA ADJ. NET INCOME ADJ. EPS1 NET INTEREST EXPENSE CAPITAL EXPENDITURES2 D&A3 13% to 14% growth4 17% to 18% growth 30% to 33% growth 33% to 36% growth ~ $75 million Mid-30% growth Mid-10% growth 22

3-Year Financial Targets AEBITDA High teens % growth REVENUE Low-to-mid teens % growth AEPS Low-to-mid 20% growth* *inclusive of planned share repurchases*Refer to Presentation of Financial Measures and Forward-Looking Statements 23

Management Team Chris Rondeau Chief Executive Office Paul Barber Chief Information Officer Bill Bode Division President, U.S. Franchise Tom Fitzgerald Chief Financial Officer Kathy Gentilozzi Chief People Officer Sherrill Kaplan Chief Digital Officer Jamie Medeiros Chief Brand Officer Jennifer Simmons Division President, Corporate Clubs McCall Gosselin SVP Communications & Corporate Social Responsibility Brian O'Donnell SVP, Chief Accounting Officer Justin Vartanian General Counsel & SVP, Internal Division 24

PF Purpose: Our commitment to ESG

PF Purpose ACCESS We increase access to fitness for all through affordable memberships, nonintimidating environment, and investment in community partners and programs. INCLUSION We create, promote and reward inclusive clubs, cultures and communities SUSTAINABILITY We strive to leave a positive impact on the world by actively contributing to a healthier planet 26 We are guided by our purpose to create a more judgement free planet where health and wellness is within reach for all.

Enhancing Lives and Creating a Healthier World 27 Environmental Committed to working with franchisees and partners to make environmentally sustainable decisions by reducing our environmental impact to ensure future generations have access to a healthy planet. Social Committed to increasing access to fitness, ensuring a safe environment for members and team members, creating opportunities for youth to build healthy habits and relationships, and fostering inclusive cultures in our clubs, communities and workplace. Governance Designed to drive sound company oversight, ensure leadership accountability, engender and maintain stakeholder trust, and demonstrate our commitment to our mission to create a healthier world, while driving long-term, sustainable value creation.

Appendix

Income Statement 29

Balance Sheet 30

Cash Flow Statement 31

Non-GAAP Financial Measures 32

Non-GAAP Financial Measures (contd.) 33

Contact Investor Relations: Stacey Caravella investor@planetfitness.com